UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2008

PURE CYCLE CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-8814	84-0705083
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8451 Delaware Street, Thornton, CO	80260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 292-3456

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 8, 2008, Pure Cycle Corporation (the “Company”) will issue a press release regarding the Company’s financial results for the three and six months ending February 29, 2008. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

99.1 Text of press release issued by Pure Cycle Corporation on April 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2008.

PURE CYCLE CORPORATION

By: /s/ Mark W. Harding,
Mark W. Harding
President and Chief Financial Officer

EXHIBIT INDEX

99.1 Text of press release issued by Pure Cycle Corporation on April 8, 2008.